UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 29, 2020

DUKE REALTY CORPORATION
DUKE REALTY LIMITED PARTNERSHIP
(Exact name of registrant specified in its charter)

Duke Realty Corporation:

Indiana	1-9044	35-1740409
(State of	(Commission	(IRS Employer
Formation)	File Number)	Identification No.)

Duke Realty Limited Partnership:

Indiana	0-20625	35-1898425
(State of	(Commission	(IRS Employer
Formation)	File Number)	Identification No.)

8711 River Crossing Blvd. Indianapolis, IN 46240
(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DRE	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders of Duke Realty Corporation, an Indiana corporation (the "Company"), held on April 29, 2020 (the “Annual Meeting”), the shareholders of the Company voted on three proposals. Each proposal was approved pursuant to the following final voting results from the Annual Meeting:

1. To elect thirteen directors to serve on the Company’s Board of Directors for a one-year term ending at the 2021 Annual Meeting of Shareholders:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
John P. Case	313,843,540	561,027	363,343	17,377,878
James B. Connor	301,187,315	12,340,174	1,240,421	17,377,878
Ngaire E. Cuneo	308,966,765	5,432,652	368,493	17,377,878
Charles R. Eitel	306,158,648	8,238,930	370,332	17,377,878
Tamara D. Fischer	314,168,492	247,039	352,379	17,377,878
Norman K. Jenkins	313,816,901	586,404	364,605	17,377,878
Melanie R. Sabelhaus	312,815,409	1,596,971	355,530	17,377,878
Peter M. Scott, III	313,828,355	570,653	368,902	17,377,878
David P. Stockert	310,242,625	4,160,311	364,974	17,377,878
Chris T. Sultemeier	314,207,027	190,552	370,331	17,377,878
Michael E. Szymanczyk	314,162,054	234,161	371,695	17,377,878
Warren M. Thompson	314,213,818	188,815	365,277	17,377,878
Lynn C. Thurber	308,830,714	5,584,469	352,727	17,377,878

2. To vote on an advisory basis to approve the compensation of the Company’s named executive officers as set forth in the 2020 proxy statement:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
306,076,525	8,210,260	481,125	17,377,878

3. To ratify the reappointment of KPMG LLP as the Company’s independent registered public accountants for the fiscal year 2020:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
319,908,154	11,845,077	392,557	---

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibit

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
_________________________

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE REALTY CORPORATION
By: /s/ ANN C. DEE
Ann C. Dee
Executive Vice President, General Counsel and Corporate Secretary

DUKE REALTY LIMITED PARTNERSHIP
By: Duke Realty Corporation, its general partner

By: /s/ ANN C. DEE
Ann C. Dee
Executive Vice President, General Counsel and Corporate Secretary

Dated: May 1, 2020